================================================================================
                          PROFIT FUNDS INVESTMENT TRUST
                          -----------------------------

                                PROFIT VALUE FUND
                                -----------------

                                  ANNUAL REPORT
                               September 30, 2000

     INVESTMENT ADVISER                                   ADMINISTRATOR
     ------------------                                   -------------
INVESTOR RESOURCES GROUP, LLC                     INTEGRATED FUND SERVICES, INC.
8720 Georgia Avenue, Suite 808                            P.O. Box 5354
Silver Spring, Maryland 20910                      Cincinnati, Ohio 45201-5354
                                                          1.888.744.2337
================================================================================

LETTER TO SHAREHOLDERS
November 15, 2000

Dear Profit Value Fund Shareholder:

     Happy Birthday! The Profit Value Fund turned four years old today and the fourth fiscal year of the Profit Value Fund was terrific. In a period of incredible volatility in the stock market, the Fund's strong performance in 1998 and 1999 continued this year with the Fund's 4.17% increase outperforming the S&P 500 Index's 5.87% decline and the Lipper Large Value Index's 0.37% increase year to date November 15, 2000. We are pleased to inform you that the performance of the Profit Value Fund during the past three years, including the twelve months covered by this report, ranked as the 3rd best performing large capitalization value fund of the 278 tracked by Lipper Analytical Services, Inc. Asset growth continues to be impressive in an environment where many equity funds are losing assets and the fund continues to receive positive press coverage. The most exciting news is that. We are excited about the Fund's performance and how it is helping to generate substantial interest in the Profit Value Fund.

     For the fiscal year ended September 30, 2000, the Profit Value Fund closed at a net asset value of $21.63 per share. The Fund's total return over the trailing 12 months of 26.14% reflects its outperformance compared to its S&P 500 Index benchmark's total return of 13.27%.

     The stock market and its participants are jittery. There is much confusion over the inflation outlook and the full impact of the Federal Open Market
Committee's six most recent interest rate increases on corporate profits. We applaud the Federal Open Market Committee's decision to leave rates unchanged since June. We believe that corporate profits are still strong; however, the market will be soft until fourth quarter earnings pre-announcements are complete. We expect the next interest rate policy decision will be to reduce rates early next year and believe that the market is positioned on a stronger foundation for future advances. Alan Greenspan has been successful in reducing the "irrational exuberance" that had built up in the stock market.

     Investors may be too pessimistic currently. Although there is a risk of recession in 2001, PE multiples are the lowest they have been in three years and we are aggressive buyers. Assuming the Federal Reserve Open Market Committee lowers rates in 2001, we expect the market as represented by the S&P 500 Index to match profit growth of 16%. During these periods of market distress, we continue to focus on earnings, moderating economic growth and productivity gains expanding profit margins. We continue to manage portfolios according to the market climate by buying shares that are inexpensive relative to their peers and historical valuation standards. Companies that are able to show unit cost increases and high productivity will be the big winners in the next leg up of the current bull market expansion. Until the economy gives a clearer picture on the conclusion of a soft landing, we are paying special attention and taking a two prong approach, positioning a portion of the Profit Value Fund's portfolio defensively while taking advantage of the fire sale prices for certain equities.

     As always, quality firms will rise to the top following this correction; some of the more speculative stocks might take much longer if ever to recover. Those who are overwhelmed by the emotion of the moment and sell with the herd will be the true losers. Refocusing on the fundamentals and ignoring consensus thinking and the noise from the media will be key elements of performance success. We are patient and still bullish.

     At Profit Funds, we are committed to helping you pursue your financial goals. Our investment philosophy is that, over the long term, the most promising investment opportunities can be found among large financially sound companies, which at the time of investment show an attractive valuation discount relative to their peers.

     Profit Value Fund seeks long-term total return by investment primarily in established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion) that are attractive relative to their peers.

     The pause in the rapid growth of the U.S. market this year as compared to the previous three years is a reminder that investors should be diversified and cautious in equity investing. Regardless of the direction the markets take in the coming years, we believe that the Profit Value Fund will continue to offer an attractive investment opportunity for individual and institutional investors. We continue to evaluate companies in a prudent and cautious manner, seeking companies that represent good valuations relative to their industry and competitors that are not dependent upon an excessive upward market trend.

     We urge shareholders to take a similar approach. That is, invest for the long-run, avoid the temptation to "time" your investment based on market predictions and diversify among stocks, bonds and mutual funds based on your individual needs and time horizons. Finally, invest on a consistent basis, regardless of whether the markets are up or down.

     We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders, for your continued support of and confidence in the Profit Value Fund. We look forward to serving your investment needs for many years to come.

Sincerely,


Eugene A. Profit
President

                               PROFIT VALUE FUND
        Comparison of the Change in Value of a $10,000 Investment in the
          Profit Value Fund and the Standard & Poor's (S&P) 500 Index

           S&P 500 INDEX:                             PROFIT VALUE FUND:
           --------------                             ------------------
       DATE           BALANCE                       DATE            BALANCE
       ----           -------                       ----            -------
     11/15/96          10,000                     11/15/96           10,000
     12/31/96          10,092                     12/31/96           10,240
     03/31/97          10,363                     03/31/97           10,430
     06/30/97          12,172                     06/30/97           11,650
     09/30/97          13,084                     09/30/97           12,880
     12/31/97          13,459                     12/31/97           12,655
     03/31/98          15,337                     03/31/98           13,778
     06/30/98          15,843                     06/30/98           13,929
     09/30/98          14,267                     09/30/98           12,806
     12/31/98          17,306                     12/31/98           16,773
     03/31/99          18,168                     03/31/99           18,982
     06/30/99          19,449                     06/30/99           18,971
     09/30/99          18,234                     09/30/99           18,252
     12/31/99          20,947                     12/31/99           21,406
     03/31/00          21,428                     03/31/00           23,332
     06/30/00          20,858                     06/30/00           22,704
     09/30/00          20,656                     09/30/00           23,023

                         -----------------------------
                               Profit Value Fund
                          Average Annual Total Return

                          1 Year     Since Inception*
                          ------     ----------------
                          26.14%          26.14%
                         -----------------------------

       * Initial public offering of shares commenced on November 15, 1996.

PROFIT VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000
================================================================================
ASSETS
Investments in securities:
  At acquisition cost                                              $  4,581,283
                                                                   ============
  At value (Note 1)                                                $  6,454,339
Receivable for securities sold                                          577,345
Receivable for capital shares sold                                        4,707
Dividends receivable                                                      5,061
Receivable from Adviser (Note 3)                                          7,367
Organization costs, net (Note 1)                                         25,793
Other assets                                                              5,692
                                                                   ------------
    TOTAL ASSETS                                                      7,080,304
                                                                   ------------

LIABILITIES
Bank overdraft                                                           83,518
Payable to Administrator (Note 3)                                         4,000
Payable for securities purchased                                        260,670
Payable for capital shares purchased                                        692
Other accrued expenses and liabilities                                   13,738
                                                                   ------------
    TOTAL LIABILITIES                                                   362,618
                                                                   ------------

NET ASSETS                                                         $  6,717,686
                                                                   ============

NET ASSETS CONSIST OF:
Paid-in capital                                                    $  4,659,121
Accumulated net realized gains from security transactions               185,509
Net unrealized appreciation on investments                            1,873,056
                                                                   ------------
NET ASSETS                                                         $  6,717,686
                                                                   ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                            310,561
                                                                   ============

Net asset value and redemption price per share (Note 1)            $      21.63
                                                                   ============

Maximum offering price per share (Note 1)                          $      22.53
                                                                   ============

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2000
================================================================================
INVESTMENT INCOME
  Dividends                                                        $     64,394
                                                                   ------------

EXPENSES
  Investment advisory fees (Note 3)                                      70,815
  Professional fees                                                      27,308
  Accounting services fees (Note 3)                                      24,000
  Organization expense (Note 1)                                          23,660
  Postage and supplies                                                   11,583
  Insurance expense                                                      13,950
  Distribution expense (Note 3)                                           9,908
  Administration fees (Note 3)                                           12,000
  Transfer agent fees (Note 3)                                           12,000
  Trustees' fees and expenses                                            12,427
  Custodian fees                                                         11,462
  Registration fees                                                       9,152
  Reports to shareholders                                                   960
  Pricing expense                                                           867
  Other expenses                                                            172
                                                                   ------------
    TOTAL EXPENSES                                                      240,264
  Fees waived and expenses reimbursed (Note 3)                         (129,942)
                                                                   ------------
    NET EXPENSES                                                        110,322
                                                                   ------------

NET INVESTMENT LOSS                                                     (45,928)
                                                                   ------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
  Net realized gains from security transactions                         185,509
  Net change in unrealized appreciation/
    depreciation on investments                                         985,206
                                                                   ------------

NET REALIZED AND UNREALIZED
  GAINS ON INVESTMENTS                                                1,170,715
                                                                   ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                         $  1,124,787
                                                                   ============

See accompanying notes to financial statements.

PROFIT VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
=============================================================================================
                                                                     Year           Year
                                                                     Ended          Ended
                                                                 September 30,  September 30,
                                                                     2000           1999
---------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment loss                                            $    (45,928)  $    (26,255)

  Net realized gains from security transactions                       185,509        241,006
  Net change in unrealized appreciation/depreciation
    on investments                                                    985,206        620,078
                                                                 ------------   ------------
Net increase in net assets from operations                          1,124,787        834,829
                                                                 ------------   ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS
  Distributions from net realized gains                              (214,751)        (3,407)
                                                                 ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold                                         2,687,184      1,512,964
  Net asset value of shares issued in
    reinvestment of distributions to shareholders                     214,736          3,397
  Payments for shares redeemed                                     (1,004,957)      (453,228)
                                                                 ------------   ------------
Net increase in net assets from capital share transactions          1,896,963      1,063,133
                                                                 ------------   ------------

TOTAL INCREASE IN NET ASSETS                                        2,806,999      1,894,555

NET ASSETS
  Beginning of year                                                 3,910,687      2,016,132
                                                                 ------------   ------------
  End of year                                                    $  6,717,686   $  3,910,687
                                                                 ============   ============

CAPITAL SHARE ACTIVITY
  Shares sold                                                         131,715         85,572
  Shares issued in reinvestment of distributions to shareholders       11,046            206
  Shares redeemed                                                     (49,272)       (27,917)
                                                                 ------------   ------------
    Net increase in shares outstanding                                 93,489         57,861
  Shares outstanding, beginning of year                               217,072        159,211
                                                                 ------------   ------------
  Shares outstanding, end of year                                     310,561        217,072
                                                                 ============   ============

See accompanying notes to financial statements.

PROFIT VALUE FUND
FINANCIAL HIGHLIGHTS
=================================================================================================================
                                                                    Year        Year        Year       Period
                                                                    Ended       Ended       Ended       Ended
                                                                  Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,
PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:      2000        1999        1998       1997(a)
-----------------------------------------------------------------------------------------------------------------

Net asset value at beginning of period                            $  18.02    $  12.66    $  12.88    $  10.00
                                                                  --------    --------    --------    --------

Income (loss) from investment operations:
      Net investment income (loss)                                   (0.15)      (0.12)      (0.02)       0.07
      Net realized and unrealized gains (losses) on investments       4.75        5.50       (0.06)       2.81
                                                                  --------    --------    --------    --------
Total from investment operations                                      4.60        5.38       (0.08)       2.88
                                                                  --------    --------    --------    --------

Less distributions:
      Dividends from net investment income                              --          --       (0.09)         --
      Distributions from net realized gains                          (0.99)      (0.02)      (0.05)         --
                                                                  --------    --------    --------    --------
   Total distributions                                               (0.99)      (0.02)      (0.14)         --
                                                                  --------    --------    --------    --------

   Net asset value at end of period                               $  21.63    $  18.02    $  12.66    $  12.88
                                                                  ========    ========    ========    ========

RATIOS AND SUPPLEMENTAL DATA:

   Total return (b)                                                 26.14%      42.52%      (0.57%)     28.80%(d)
                                                                  ========    ========    ========    ========

   Net assets at end of period (000's)                            $  6,718    $  3,911    $  2,016    $  2,010
                                                                  ========    ========    ========    ========

   Ratio of net expenses to average net assets (c)                   1.95%       1.95%       1.95%       1.95%(e)

   Ratio of net investment income (loss) to average net assets      (0.81%)     (0.82%)     (0.18%)      1.19%(e)

   Portfolio turnover rate                                             47%         23%        101%         10%(e)
-----------------------------------------------------------------------------------------------------------------

(a) Represents the period from the initial public offering of shares (November 15, 1996) through September 30, 1997.

(b)  Total returns shown exclude the effect of applicable sales loads.

(c) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 4.24%, 6.87%, 8.36% and 18.57% (e) for the periods ended September 30, 2000, 1999, 1998 and 1997, respectively (Note 3).

(d)  Not annualized.

(e)  Annualized.

See accompanying notes to financial statements.

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000

                                                                        MARKET
COMMON STOCKS  ---  96.1%                                 SHARES         VALUE
                                                                          ($)

AEROSPACE --- 2.3%
General Dynamics Corp.                                     2,500         157,031

AUTOMOBILES --- 2.3%
Visteon Corporation *                                     10,418         157,572

BEVERAGES --- 1.4%
PepsiCo, Inc.                                              2,000          92,000

BUSINESS SERVICES --- 4.0%
Nasdaq-100 Shares *                                        3,000         266,062

COMMERCIAL SERVICES --- 1.9%
Cendant Corp. *                                           12,000         130,500

CONGLOMERATE --- 3.8%
Bershire Hathaway, Inc. - Class A *                            4         257,600

CONSUMER STAPLES --- 2.7%
Eastman Kodak Co.                                          1,000          40,875
Safeway, Inc. *                                            3,000         140,062
                                                                         180,937

ENERGY & RESOURCES --- 6.7%
Conoco, Inc. - Class B                                     6,227         167,740
El Paso Energy Corp.                                       2,500         154,062
Exxon Mobil Corp.                                          1,460         130,122
                                                                         451,924

FINANCIAL & INSURANCE --- 10.9%
American General Corp.                                     1,375         107,250
Citigroup, Inc.                                            2,000         108,125
Conseco, Inc.                                             20,000         152,500
Goldman Sachs Group, Inc.                                  1,000         113,938
Legg Mason, Inc.                                           2,000         116,250
Merrill Lynch & Co., Inc.                                  2,000         132,000
                                                                         730,063

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000

                                                                        MARKET
COMMON STOCKS  ---  96.1%                                 SHARES         VALUE
                                                                          ($)

HEALTHCARE --- 7.5%
Bristol-Myers Squibb Company                               2,000         114,250
Elan Corp. plc *                                           4,000         219,000
Merck & Co., Inc.                                          1,400         104,212
Pfizer, Inc.                                               1,500          67,406
                                                                         504,868

HOTELS --- 1.7%
Host Marriott Corp.                                       10,000         112,500

MANUFACTURING --- 1.9%
Tyco International, Ltd.                                   2,500         129,688

MULTI-MEDIA --- 2.2%
Univision Communications, Inc. - Class A *                 4,000         149,500

OIL AND GAS DRILLING --- 1.8%
Global Marine, Inc. *                                      4,000         123,500

PAPER MILLS --- 4.2%
Georgia-Pacific Group                                      5,000         117,500
Kimberly-Clark Corporation                                 3,000         167,438
                                                                         284,938

RETAIL --- 9.1%
Home Depot, Inc.                                           2,500         132,656
Intimate Brands, Inc.                                      6,000         112,125
Limited, Inc.                                              3,000          66,188
Tricon Global Restaurants, Inc. *                          5,000         153,125
Wal-Mart Stores, Inc.                                      3,000         144,375
                                                                         608,469

TECHNOLOGY --- 24.8%
America Online, Inc. *                                     4,800         258,000
Cisco Systems, Inc. *                                      4,110         227,078
EMC Corp. *                                                6,000         594,750
Intel Corp.                                                2,000          83,250
Microsoft Corp. *                                          3,000         180,750
Sun Microsystems, Inc. *                                   2,000         233,500
Western Digital Corp. *                                   15,000          88,125
                                                                       1,665,453

PROFIT VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000

                                                                        MARKET
COMMON STOCKS  ---  96.1%                                 SHARES         VALUE
                                                                          ($)

TELECOMMUNICATIONS --- 5.3%
AT&T Corp.                                                 2,912          85,540
Lucent Technologies, Inc.                                  4,000         122,250
WorldCom, Inc. *                                           4,436         134,744
                                                                         342,534

TRANSPORT SERVICES --- 1.6%
UAL Corp.                                                  2,600         109,200

TOTAL COMMON STOCKS --- (COST $4,581,283)                              6,454,339

TOTAL INVESTMENTS AT VALUE --- 96.1% (COST $4,581,283)                $6,454,339

OTHER ASSETS IN EXCESS OF LIABILITIES --- 3.9%                           263,347

NET ASSETS --- 100.0%                                                 $6,717,686

*    Non-income producing security.

See accompanying notes to financial statements.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

1.   SIGNIFICANT ACCOUNTING POLICIES

The Profit Value Fund (the Fund) is a diversified series of Profit Funds Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996. The Fund had no operations prior to the public offering of shares except for the initial issuance of shares.

The Fund seeks long-term total return, consistent with the preservation of capital and maintenance of liquidity, by investing primarily in the common stock of established, larger capitalization companies (i.e. companies having a market capitalization exceeding $1 billion). Dividend income is only an incidental consideration to the Fund's investment objective.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the closing sales price or, if not traded on a particular day, at the closing bid price. Securities traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures established by and under the general supervision of the Board of Trustees.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The maximum offering price per share of the Fund is equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The redemption price per share of the Fund is equal to the net asset value per share.

Investment income -- Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders -- Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Fund in connection with its organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with the commencement of operations. In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization costs in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption. As of September 30, 2000, unamortized organization costs of $25,793 are scheduled to be amortized over a remaining 13 months.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
--------------------------------------------------------------------------------

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code (the Code) available to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

As of September 30, 2000, net unrealized appreciation on investments was $1,873,056 for federal income tax purposes, of which $2,123,130 related to appreciated securities and $250,074 related to depreciated securities based on a federal income tax cost basis of $4,581,283.

Reclassification of capital accounts - As of September 31, 2000, the Fund reclassified $45,928 of accumulated net investment loss against paid-in capital on the Statement of Assets and Liabilities. The reclassification, a result of permanent differences between financial statement and income tax reporting requirements, had no effect on the Fund's net assets or net asset value per share.

2.   INVESTMENT TRANSACTIONS

During the year ended September 30, 2000, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $4,186,570 and $2,528,322, respectively.

3.   TRANSACTIONS WITH AFFILIATES

The President of the Trust is also the President of Investor Resources Group, LLC (the Adviser). Certain other Trustees and officers of the Trust are also officers of the Adviser, or of Integrated Fund Services, Inc. (IFS), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of IFS Fund Distributors, Inc. (the Underwriter), the principal underwriter for the Fund and exclusive agent for the distribution of shares of the Fund.

INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by the Adviser pursuant to the terms of an Investment Advisory Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of average daily net assets of the Fund.

During the year ended September 30, 2000, the Adviser voluntarily waived its investment advisory fees of $70,815 and reimbursed the Fund for $59,127 of other operating expenses in order to limit total operating expenses of the Fund to 1.95% of the Fund's average daily net assets.

PROFIT VALUE FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000
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ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, IFS supplies non-investment related statistical and research data, internal regulatory compliance services and executive and administrative services for the Fund. IFS supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission and state securities commissions and materials for meetings of the Board of Trustees. For these services, IFS receives a monthly fee at an annual rate of 0.15% of the Fund's average daily net assets up to $25 million; 0.125% of such net assets between $25 million and $50 million; and 0.10% of such net assets in excess of $50 million, subject to a minimum monthly fee of $1,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, IFS calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, IFS receives a fee, based on current asset levels, of $2,000 per month from the Fund. In addition, the Fund reimburses IFS for
out-of-pocket   expenses   related  to  the  pricing  of  the  Fund's  portfolio
securities.

TRANSFER AGENT AGREEMENT
Under the terms of a Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account from the Fund, subject to a $1,000 minimum monthly fee. In addition, the Fund reimburses IFS for out-of-pocket expenses including, but not limited to, postage and supplies.

UNDERWRITING AGREEMENT
Under the terms of an Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned $33,411 from underwriting and brokerage commissions on the sale of shares of the Fund during the year ended September 30, 2000.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution (the Plan) under which the Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund's average daily net assets. The Fund incurred distribution expenses of $9,908 under the Plan during the year ended September 30, 2000.

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                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of
Profit Funds Investment Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Profit Value Fund (the "Fund") at September 30, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
November 27, 2000